Exhibit 10.2

AMENDMENT NUMBER 1 TO RECEIVABLES PURCHASE AGREEMENT+

August 17, 2016

This AMENDMENT NUMBER 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of the date hereof (this “Amendment”), is by and between Enova International, Inc. (the “Seller”) and Enova Finance 5, LLC (the “Purchaser”).  Whenever used in this Amendment and unless the context requires a different meaning, capitalized terms used herein and not otherwise expressly defined herein shall have the meanings assigned to such terms in Part I of Appendix A to the Indenture, dated as of January 15, 2016, by and between EFR 2016-1, LLC, as issuer, and Bankers Trust Company, in its capacity as indenture trustee.

WHEREAS, the Seller and the Purchaser desire to amend the Receivables Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Appendix A of the Receivables Purchase Agreement is hereby amended by:

(i) amending and restating Eligibility Criterion 17 as follows: “Unless originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is residing in ***; provided, however, that even if originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is not residing in *** to the extent the interest rate associated with such Receivable would be usurious;”.

2.Reference to and Effect Upon the Transaction Documents.  Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the parties thereto and all of the obligations under the Transaction Documents, shall remain in full force and effect.

3.GOVERNING LAW.  THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

4.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the

+	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

***	Indicates confidential material redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted material.

same instrument.  Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

5.Severability.  The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.  If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

6.Further Assurances.  The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

7.Headings.  The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

8.Consent to Amendment.

i.	The Indenture Trustee, hereby certifies, as of the date hereof, that:

(i)pursuant to Section 4.04(m) of the Indenture, the Indenture Trustee is the Note Registrar for the Registered Notes; and

(ii)its consent to this Amendment is provided at the direction of the Majority Holders pursuant to Section 6.3 of the Receivables Purchase Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

ENOVA INTERNATIONAL, INC.

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

ENOVA FINANCE 5, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

Signature Page to Amendment Number 1 to Receivables Purchase Agreement (Enova)

BANKERS TRUST COMPANY, as Indenture Trustee and not in its individual capacity

By:/s/ Minda Barr

Name:   Minda Barr

Title:     Vice President

Signature Page to Amendment Number 1 to Receivables Purchase Agreement (Enova)